----------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
----------------------------------------------


Alliance Select
Investor Series
Technology Portfolio

Semi-Annual Report
April 30, 2002



                               [GRAPHIC OMITTED]



                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                          -----------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                          -----------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 21, 2002

Dear Shareholder:

This report provides the investment results, market review and outlook for Alliance Select Investor Series Technology Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2002.

Investment Objective and Policies

This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests primarily in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. The Portfolio may also invest up to 15% in private technology companies that are planning an initial public offering within a period of several months to three years. The prices of technology stocks are volatile.

To take advantage of investment opportunities in technology stocks in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table provides performance data for the Portfolio and its benchmark, the NASDAQ Composite Index, for the six- and 12-month periods ended April 30, 2002.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                           -------------------------------------
                                                      Total Returns
                                           -------------------------------------
                                           6 Months                    12 Months
--------------------------------------------------------------------------------
Alliance Select
Investor Series
Technology
Portfolio
Class A                                    -10.47%                      -36.90%
--------------------------------------------------------------------------------
Class B                                    -10.61%                      -37.24%
--------------------------------------------------------------------------------
Class C                                    -10.88%                      -37.43%
--------------------------------------------------------------------------------
NASDAQ
Composite
Index                                       -0.12%                      -20.23%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

      Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the period ended April 30, 2002, we have little to be proud about in evaluating the Portfolio's performance. During both the six-month and 12-month periods, the Portfolio significantly underperformed its benchmark, the NASDAQ Composite Index, as technology and telecommunications stocks (representing 50% of the benchmark as of April 30, 2002) sharply lagged the industrial, transportation and financial names that comprise the other half of the Index. For the first time since the Portfolio's inception, we also lagged our peer group, represented by the Lipper Science & Technology Index, which posted a return of -5.81% during the six-month period ended April 30, 2002. While acknowledging that we have been investing in a bear market for technology stocks over the past six months, we are disappointed in the continuing negative returns and recent relative underperformance.

Performance against the peer group was hurt by our exposure on the private equity side. During the past six months under review, we did not close any new private equity transactions. However, as is our practice with holdings for which market prices are not available, our analysts regularly monitor each company's fundamental progress and financial position, and revisit the valuation, adjusting down where conditions warrant. Two such valuation adjustments cost the Portfolio more than 2.5 basis points of performance in the first quarter of 2002. As of April 30, 2002, 6.6% of the Portfolio's assets were invested in private equity opportunities, well within our 15% limit. Our analysts do continue to search for opportunities in private equity, looking in particular for private companies with strong positioning and a sufficiently mature operating status to warrant investment consideration. In this environment, however, such opportunities are limited.

Beyond private equity, the Portfolio's performance also suffered from our exposures in the communications space, both in services and equipment. As we expected, the communications sector, most plagued by excesses and in need of restructuring, has lagged the broader economic recovery. The communications-related stocks sold off markedly on the continuing flow of negative news. In particular, our holdings in Juniper Networks, Inc., Sprint Corp. and EarthLink, Inc. hurt performance as those companies suffered from negative earnings revisions. What we thought was a relatively conservative strategy of holding a handful of leadership companies at relatively small weights did not prove a riskless one.

On the positive side, our large holding in Concord EFS, Inc. was a big winner during the period, as the debit card processor continued to execute on market share gains and acquisitions. Also, our maximum sector bet in the semiconductor group helped relative returns as that group outperformed other technology segments. Stock selection in the semiconductors served us well, as every long position in the sector contributed positively, while our few selected short positions worked as well. Notable long contributors included Taiwan Semiconductor Manufacturing Co. Ltd., Intel Corp., and Xilinx, Inc. Given that Taiwan Semiconductor Manufacturing Co. Ltd. had outper-


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

formed other stocks in the group, and expecting further volatility, we subsequently sold this position at the end of the period under review to lock in gains and manage our weighting in the semiconductor sector.

Stock selection in short positions continued to contribute positively to the Portfolio's performance. Through the period, we maintained a mid-80% net long exposure in the Portfolio, within our target range of 70% to 130%.

Market Review

As we had expected, signs of a recovery in technology spending have lagged signs of a broader economic upturn. In turn, technology stocks continue to trade with sharp volatility within a relatively wide range. The NASDAQ Composite Index gained 30% in the fourth quarter of 2001, only to decline by 13% in the first four months of 2002. Frequent reminders of excess capacity, particularly in the wireline communications arena, offset positive earnings revisions in other groups. As a result, technology investing has continued to be a story of good news and bad news, optimism and pessimism, rallies and sell offs.

Still, we saw a constructive scenario developing. As we wrote in our last report, we expected technology demand improvement to remain sluggish for a few quarters. We still believe that persistent overcapacity combined with the usual lag in Information Technology (IT) capital spending in the early stages of an economic recovery will delay any sustained improvement in enterprise IT demand. Further, we continue to expect the pace of recovery to vary among sub-sectors of technology. The results of the last two quarters have confirmed this thesis. The semiconductor group has shown strengthening fundamentals as the broad inventory correction approaches completion and orders more closely track the end consumption of components. Meanwhile, enterprise hardware and software spending has struggled to regain its footing as corporate IT budgets are held closely in check.

In the communication equipment segment, the news has not changed significantly. Usage and user numbers for data networking continue to rise, while carriers continue to struggle with extraordinary debt loads. Telecommunications carriers, particularly in the U.S. and Europe, continue to post disappointing results and to cut capital spending budgets. Until these equipment purchasers clear up their own business models and financials, little growth can be expected for the equipment and component providers that rely on their spending. We see a need for consolidation in technology generally, and, particularly, in the telecommunications segment.

Outlook

The next six months are likely to develop as a tale of two halves. Summer seasonality will create a lull in technology demand, which will only be compounded by the typical European slowdown during the August holiday period. We expect seasonal patterns to play out this year, with consumers having a stronger anticipation of the Christmas holiday season in autumn, in addition to the annual budget flush by corporations.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

While it is too early to call at this date, strong seasonality later in the year could be compounded by the fiscal stimulus of accelerated depreciation once enterprises begin to see cash flows improve. At this point, the outlook for technology investing hinges on the outlook for the macroeconomic environment, particularly in the U.S. Our economists remain relatively positive that the economic climate here is improving. We expect corporate leaders to feel increasingly optimistic about their business outlook as they look toward 2003. As optimism takes hold, we expect enterprise managements to be more willing to increase spending budgets, particularly for IT expenses and capital projects.

As the recovery plays out slowly and unevenly, we are not changing our focus on fundamental analysis and stock selection. We place an emphasis on companies with solid balance sheets, cost structure improvements that will lead to operating leverage in an upturn, strong product cycles, market share gains, and pricing power. Over the summer months, we expect continued volatility in technology stocks. Over the long-term, we remain optimistic that our analyst team can identify superior growth and investment opportunities within the sector.

Thank you for your interest and investment in Alliance Select Investor Series Technology Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Janet A. Walsh

Janet A. Walsh
Vice President

[PHOTO] John D. Carifa

[PHOTO] Janet A. Walsh

Janet A. Walsh, Portfolio Manager, has over 9 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
3/31/00* TO 4/30/02

NASDAQ Composite Index:                                         $3,692
Alliance Select Investor Series Technology Portfolio Class A:   $3,276

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                Alliance
                         Select Investor Series
                          Technology Portfolio            Nasdaq Composite
-------------------------------------------------------------------------------
     3/31/00                     $ 9,579                       $10,000
     4/30/00                     $ 8,841                       $ 8,443
     4/30/01                     $ 5,192                       $ 4,628
     4/30/02                     $ 3,276                       $ 3,692


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Technology Portfolio Class A shares (from 3/31/00 to 4/30/02) as compared to the performance of appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Select Investor Series Technology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* Closest month-end after Portfolio's Class A share inception date of 3/30/00.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

              Alliance Select Investor Series Technology Portfolio-
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                    Alliance Select Investor Series        NASDAQ
                          Technology Portfolio         Composite Index
--------------------------------------------------------------------------------
      4/30/00*                   -7.70%                   -15.57%
      4/30/01                   -41.28%                   -45.19%
      4/30/02                   -36.90%                   -20.23%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the Portfolio's net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* The Portfolio's return for the period ended 4/30/00 is from the Portfolio's inception date of 3/30/00 through 4/30/00. The benchmark's return for the period ended 4/30/00 is from 3/31/00 through 4/30/00.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES                                 PORTFOLIO STATISTICS

Class A Shares                                  Net Assets ($ mil): $209.4
3/30/00

Class B Shares
3/30/00

Class C Shares
3/30/00

SECTOR BREAKDOWN

Technology
23.0% Semiconductor Components
17.0% Computer Software
12.3% Communication Equipment
 9.0% Computer Services
 8.9% Broadcasting & Cable                      [PIE CHART OMITTED]
 6.6% Miscellaneous
 5.2% Computer Hardware/Storage
 3.5% Contract Manufacturing
 3.4% Internet Infrastructure
 3.1% Semiconductor Capital Equipment
 1.1% Cellular Communications

 6.9% Short-Term

COUNTRY BREAKDOWN

93.6% United States
 3.1% Finland
 1.3% Canada                                    [PIE CHART OMITTED]
 1.2% Singapore
 0.8% Taiwan

All data as of April 30, 2002. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              -36.90%                   -39.58%
     Since Inception*             -40.15%                   -41.37%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              -37.24%                   -39.75%
     Since Inception*             -40.57%                   -41.14%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              -37.43%                   -38.06%
     Since Inception*             -40.66%                   -40.66%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                        Class A Shares    Class B Shares   Class C Shares
--------------------------------------------------------------------------------
              1 Year       -22.11%           -22.46%          -20.25%
     Since Inception*      -39.35%           -39.14%          -38.60%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic--in both directions. To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may also invest in other investments which are illiquid. Investments in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at the prices approximating the value at which the Portfolio is carrying the securities on its books.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/30/00.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)

                                                                   Percent of
Company                                              Value         Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                                $  14,789,580           7.1%
--------------------------------------------------------------------------------
Concord EFS, Inc.                                 14,065,844           6.7
--------------------------------------------------------------------------------
Dell Computer Corp.                               10,920,564           5.2
--------------------------------------------------------------------------------
Cisco Systems, Inc.                               10,504,050           5.0
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   10,333,500           4.9
--------------------------------------------------------------------------------
VERITAS Software Corp.                            10,256,246           4.9
--------------------------------------------------------------------------------
Intel Corp.                                        9,003,567           4.3
--------------------------------------------------------------------------------
Comcast Corp. Special Cl. A                        8,889,025           4.3
--------------------------------------------------------------------------------
Texas Instruments, Inc.                            8,635,656           4.1
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                  7,432,380           3.6
--------------------------------------------------------------------------------
                                               $ 104,830,412          50.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                 ------------------------------
                                                            Shares+
                                                 ------------------------------
Purchases                                         Bought        Holdings 4/30/02
-------------------------------------------------------------------------------
Applied Materials, Inc.                          132,400                264,800
-------------------------------------------------------------------------------
Celestica, Inc.                                  102,000                102,000
-------------------------------------------------------------------------------
Cox Communications, Inc.                          69,900                 69,900
-------------------------------------------------------------------------------
First Data Corp.                                  58,000                 58,000
-------------------------------------------------------------------------------
Juniper Networks, Inc.                           164,600                454,900
-------------------------------------------------------------------------------
Mercury Interactive Corp.                         54,300                 54,300
-------------------------------------------------------------------------------
PeopleSoft, Inc.                                 141,200                298,650
-------------------------------------------------------------------------------
QUALCOMM, Inc                                     53,000                 53,000
-------------------------------------------------------------------------------
VERITAS Software Corp.                            81,000                361,900
-------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                157,800                157,800
-------------------------------------------------------------------------------

Sales                                              Sold        Holdings 4/30/02
-------------------------------------------------------------------------------
Altera Corp.                                     209,200                352,200
-------------------------------------------------------------------------------
AOL Time Warner, Inc.                            380,000                     -0-
-------------------------------------------------------------------------------
BEA Systems, Inc.                                241,910                136,490
-------------------------------------------------------------------------------
Cisco Systems, Inc.                              232,200                717,000
-------------------------------------------------------------------------------
EarthLink, Inc.                                  500,000                     -0-
-------------------------------------------------------------------------------
Intersil Holding Corp.                           193,800                     -0-
-------------------------------------------------------------------------------
Oracle Corp.                                     358,900                     -0-
-------------------------------------------------------------------------------
Sanmina -SCI- Corp.                              192,300                176,300
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR (Taiwan)                              300,000                     -0-
-------------------------------------------------------------------------------
Xilinx, Inc.                                      92,200                113,100
-------------------------------------------------------------------------------

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                                    Shares            Value
----------------------------------------------------------------------------------
COMMON STOCKS-86.2%

Technology-86.2%
Broadcasting & Cable-8.9%
Comcast Corp. Special Cl. A(a) ..................         332,300    $   8,889,025
Cox Communications, Inc.(a) .....................          69,900        2,333,961
Viacom, Inc. Cl.B(a) ............................         157,800        7,432,380
                                                                     -------------
                                                                        18,655,366
                                                                     -------------

Cellular Communications-1.1%
Sprint Corp. (PCS Group)(a) .....................         198,000        2,219,580
                                                                     -------------

Communication Equipment-12.3%
Cisco Systems, Inc.(a)(b) .......................         717,000       10,504,050
Juniper Networks, Inc.(a) .......................         454,900        4,599,039
Lucent Technologies, Inc.(a) ....................         558,700        2,570,020
Nokia Corp. ADR (Finland) .......................         395,500        6,430,830
QUALCOMM, Inc.(a) ...............................          53,000        1,598,480
                                                                     -------------
                                                                        25,702,419
                                                                     -------------

Computer Hardware/Storage-5.2%
Dell Computer Corp.(a) ..........................         414,600       10,920,564
                                                                     -------------

Computer Services-8.9%
Concord EFS, Inc.(a) ............................         431,600       14,065,844
First Data Corp. ................................          58,000        4,610,420
                                                                     -------------
                                                                        18,676,264
                                                                     -------------

Computer Software-16.9%
BEA Systems, Inc.(a) ............................         136,490        1,463,173
Mercury Interactive Corp.(a) ....................          54,300        2,023,761
Microsoft Corp.(a)(b) ...........................         283,000       14,789,580
PeopleSoft, Inc.(a) .............................         298,650        6,919,720
VERITAS Software Corp.(a) .......................         361,900       10,256,246
                                                                     -------------
                                                                        35,452,480
                                                                     -------------

Contract Manufacturing-3.5%
Celestica, Inc.(a) (Canada) .....................         102,000        2,825,400
Flextronics International Ltd.(a) (Singapore) ...         189,450        2,623,883
Sanmina -SCI- Corp.(a) ..........................         176,300        1,833,520
                                                                     -------------
                                                                         7,282,803
                                                                     -------------

Internet Infrastructure-3.4%
eBay, Inc.(a) ...................................         132,000        7,009,200
ServiceWare Technologies, Inc.(a) ...............         400,000          176,000
                                                                     -------------
                                                                         7,185,200
                                                                     -------------

Semiconductor Capital Equipment-3.1%
Applied Materials, Inc.(a) ......................         264,800        6,439,936
                                                                     -------------


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                          ------------------------
                                                          PORTFOLIO OF INVESTMENTS
                                                          ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)            Value
----------------------------------------------------------------------------------
Semiconductor Components-22.9%
Altera Corp.(a) .................................         352,200    $   7,241,232
Intel Corp. .....................................         314,700        9,003,567
Maxim Integrated Products, Inc.(a) ..............         207,500       10,333,500
Micron Technology, Inc. .........................         289,500        6,861,150
Texas Instruments, Inc. .........................         279,200        8,635,656
United Microelectronics Corp. ADR(a) (Taiwan) ...         165,800        1,674,580
Xilinx, Inc.(a) .................................         113,100        4,270,656
                                                                     -------------
                                                                        48,020,341
                                                                     -------------

Total Common Stocks
   (cost $278,215,055) ..........................                      180,554,953
                                                                     -------------

PREFERRED STOCKS-6.6%
Miscellaneous-6.6%
Agility Communications, Inc.
   (Private Placement)(a)(c) ....................       1,531,628        2,000,000
Aventail Corp. Ser. E (Private Placement)(a)(c) .       2,000,000        2,000,000
Chapter 2 (Avasta) (Private Placement)(a)(c) ....         912,000          747,840
   Warrants, expiring 11/10/10(a) ...............         456,001                0
Epicentric, Inc. (Private Placement)(a)(c) ......       1,050,420        4,999,999
Onix Microsystems, Inc. (Private Placement)(a)(c)       1,294,817        3,000,000
Paxonet Communications, Inc.
   (Private Placement)(a)(c) ....................         354,610        1,000,000
Pluris, Inc. (Private Placement)(a)(c) ..........       1,100,376          121,041
                                                                     -------------

Total Preferred Stocks
   (cost $25,001,869) ...........................                       13,868,880
                                                                     -------------

SHORT-TERM INVESTMENT-6.9%
Time Deposit-6.9%
Bank of New York
   1.56%, 5/01/02
   (cost $14,300,000) ...........................   $      14,300       14,300,000
                                                                     -------------

Total Investments-99.7%
   (cost $317,516,924) ..........................                      208,723,833
                                                                     -------------


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares            Value
----------------------------------------------------------------------------------
SECURITIES SOLD SHORT-(6.0%)
Advanced Micro Devices, Inc.(a) .................        (100,000)   $  (1,118,000)
B2B Internet HOLDRs Trust .......................        (637,600)      (2,365,496)
Extreme Networks, Inc.(a) .......................        (300,000)      (2,697,000)
Level 3 Communications, Inc.(a) .................        (200,000)        (816,000)
Paychex, Inc. ...................................         (74,000)      (2,762,420)
Storage Technology Corp.(a) .....................         (96,000)      (1,975,680)
Western Wireless Corp. Cl. A(a) .................        (130,000)        (824,200)
                                                                     -------------

Total Securities Sold Short
   (proceeds $22,734,058) .......................                      (12,558,796)
                                                                     -------------

Total Investments,
   Net of Securities Sold Short-93.7%
   (cost $294,782,866) ..........................                      196,165,037
Other assets less liabilities-6.3% ..............                       13,248,231
                                                                     -------------

Net Assets-100% .................................                    $ 209,413,268
                                                                     =============

(a)   Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize short sales. This collateral has a total market value of approximately $17,777,000.

(c) Restricted and illiquid security, valued at fair value (See Notes A and F).

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & Liabilities
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $317,516,924) .....     $ 208,723,833
Cash ........................................................            75,561
Receivable for investment securities sold ...................        34,626,304
Due from broker for short sales .............................         3,648,192
Receivable for capital stock sold ...........................            82,852
Interest and dividends receivable ...........................             7,179
                                                                  -------------
Total assets ................................................       247,163,921
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $22,734,058) ......        12,558,796
Payable for investment securities purchased .................        23,874,452
Payable for capital stock redeemed ..........................           716,354
Distribution fee payable ....................................           143,533
Advisory fee payable ........................................           115,978
Administration fee payable ..................................            51,755
Accrued expenses ............................................           289,785
                                                                  -------------
Total liabilities ...........................................        37,750,653
                                                                  -------------
Net Assets ..................................................     $ 209,413,268
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................            61,864
Additional paid-in capital ..................................       776,882,810
Accumulated net investment loss .............................        (2,878,878)
Accumulated net realized loss on investments
  and short sales ...........................................      (466,034,699)
Net unrealized depreciation of investments
  and short sales ...........................................       (98,617,829)
                                                                  -------------
                                                                  $ 209,413,268
                                                                  =============

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($65,722,966/19,190,386 shares of capital stock
   issued and outstanding) ..................................              $3.42
   Sales charge==4.25% of public offering price .............                .15
                                                                           =====
   Maximum offering price ...................................              $3.57
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($91,071,004/27,035,000 shares of capital stock
   issued and outstanding) ..................................              $3.37
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($52,619,298/15,638,731 shares of capital stock
   issued and outstanding) ..................................              $3.36
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Dividends (net of foreign tax withheld
   of $14,032) ..............................     $    112,230
Interest ....................................           98,163      $    210,393
                                                  ------------
Expenses
Advisory fee ................................        1,420,388
Distribution fee - Class A ..................          125,156
Distribution fee - Class B ..................          567,205
Distribution fee - Class C ..................          334,131
Transfer agency .............................          317,765
Administrative fee ..........................           70,000
Custodian ...................................           67,716
Printing ....................................           65,856
Audit and legal .............................           42,710
Registration ................................           38,425
Directors' fees .............................           11,000
Dividends on securities sold short ..........            9,484
Miscellaneous ...............................           19,435
                                                  ------------
Total expenses ..............................        3,089,271
                                                  ------------
Net investment loss .........................                        (2,878,878)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Short Sales
Net realized loss on investment
   transactions .............................                       (87,581,620)
Net realized gain on short sale
   transactions .............................                         3,510,377
Net change in unrealized
   appreciation/depreciation
   of investments and short sales ...........                        64,203,254
                                                                   ------------
Net loss on investments .....................                       (19,867,989)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(22,746,867)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                   Ended           Year Ended
                                              April 30, 2002       October 31,
                                                (unaudited)            2001
                                              ==============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (2,878,878)     $ (13,322,809)
Net realized loss on investment,
   short sales, written options,
   futures and foreign currency
   transactions ..........................       (84,071,243)      (309,321,880)
Net change in unrealized
   appreciation/depreciation
   of investments, short sales
   and futures ...........................        64,203,254        (28,747,056)
                                               -------------      -------------
Net decrease in net assets
   from operations .......................       (22,746,867)      (351,391,745)
Capital Stock Transactions
Net decrease .............................       (39,856,403)      (124,066,262)
                                               -------------      -------------
Total decrease ...........................       (62,603,270)      (475,458,007)
Net Assets
Beginning of period ......................       272,016,538        747,474,545
                                               -------------      -------------
End of period ............................     $ 209,413,268      $ 272,016,538
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Bio-Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index (the "Index"). The Basic Fee may be increased to as much as 2.50% annualized or decreased to as little as .50% annualized. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from April 1, 2000 through the current month until the Agreement has been in effect for 36 months. During the six months ended April 30, 2002, the effective advisory fee was at the annualized rate of 1.08% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 2002, such fees amounted to $70,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $197,801 for the six months ended April 30, 2002.

For the six months ended April 30, 2002, the Fund's expenses were reduced by $2,323 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $3,733 from the sale of Class A shares and $115, $329,763 and $3,777 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2002.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2002, amounted to $466,976, of which $8,690 was paid to


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,752,776 and $1,512,248 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $73,971,406 and $108,712,979, respectively, for the six months ended April 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments, excluding securities sold short, for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $662,996 and gross unrealized depreciation of investments was $109,456,087 resulting in net unrealized depreciation of $108,793,091, excluding short sales.

At October 31, 2001, the Fund had a net capital loss carryover of $359,138,853 of which $66,645,560 expires in 2008 and $292,493,293 expires in 2009. To the extent that any net capital loss carryover is used to offset future gains, it is probable that these gains will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At April 30, 2002, the Fund had no outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. For the six months ended April 30, 2002 there were no written options.

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                -----------------------------  --------------------------------
                            Shares                          Amount
                -----------------------------  --------------------------------
                Six Months Ended    Year Ended Six Months Ended      Year Ended
                  April 30, 2002   October 31,   April 30, 2002     October 31,
                     (unaudited)          2001      (unaudited)            2001
                ---------------------------------------------------------------
Class A
Shares sold            3,331,785    20,407,369    $  13,490,536   $ 117,203,243
-------------------------------------------------------------------------------
Shares converted
   from Class B          121,439        15,012          479,730          57,361
-------------------------------------------------------------------------------
Shares redeemed       (7,278,924)  (30,551,211)     (29,405,739)   (171,332,776)
-------------------------------------------------------------------------------
Net decrease          (3,825,700)  (10,128,830)   $ (15,435,473)  $ (54,072,172)
===============================================================================

Class B
Shares sold            1,308,394     5,673,707    $   5,407,749   $  34,346,863
-------------------------------------------------------------------------------
Shares converted
   to Class A           (123,871)      (15,210)        (479,730)        (57,361)
-------------------------------------------------------------------------------
Shares redeemed       (4,823,158)  (13,702,792)     (19,247,768)    (73,798,595)
-------------------------------------------------------------------------------
Net decrease          (3,638,635)   (8,044,295)   $ (14,319,749)  $ (39,509,093)
===============================================================================

Class C
Shares sold            1,030,985     3,639,930    $   4,279,296   $  21,846,115
-------------------------------------------------------------------------------
Shares redeemed       (3,600,829)   (9,620,012)     (14,380,477)    (52,331,112)
-------------------------------------------------------------------------------
Net decrease          (2,569,844)   (5,980,082)   $ (10,101,181)  $ (30,484,997)
===============================================================================


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Restricted Securities

                                          Date Acquired         Cost
                                         ===============   ===============
Agility Communications, Inc. ...........      7/31/01        $2,000,000
Aventail Corp. Ser. E...................      4/02/01         2,000,000
Chapter 2 (Avasta)......................     11/20/00         5,001,864
Epicentric, Inc. .......................      3/12/01         4,999,999
Onix Microsystems, Inc. ................      3/09/01         3,000,000
Paxonet Communications, Inc. ...........      4/12/01         1,000,000
Pluris, Inc. ...........................      9/26/00         7,000,005

The securities listed are restricted and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at April 30, 2002 was $13,868,880, representing 6.6% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2002.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                                      ------------------------------------------
                                                                        Class A
                                                      ------------------------------------------
                                                                                       March 30,
                                                      Six Months Ended   Year Ended   2000(a) to
                                                      April 30, 2002    October 31,  October 31,
                                                         (unaudited)           2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............          $  3.82        $  7.81     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment loss(b) ............................             (.03)          (.14)        (.09)
Net realized and unrealized loss on investment and
  foreign currency transactions ...................             (.37)         (3.85)       (2.10)
                                                      ------------------------------------------
Net decrease in net asset value from operations ...             (.40)         (3.99)       (2.19)
                                                      ------------------------------------------
Net asset value, end of period ....................          $  3.42        $  3.82     $   7.81
                                                      ==========================================
Total Return
Total investment return based on net asset value(c)           (10.47)%       (51.09)%     (21.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........          $65,723        $87,871     $258,879
Ratio to average net assets of:
  Expenses, excluding interest expense on short
    sales borrowings ..............................             1.83%(d)       3.01%        2.31%(d)
  Expenses, including interest expense on short
    sales borrowings ..............................             1.83%(d)       3.25%        2.35%(d)
  Net investment loss .............................            (1.68)%(d)     (2.53)%      (1.79)%(d)
Portfolio turnover rate ...........................               30%            70%          55%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                                      ------------------------------------------
                                                                        Class B
                                                      ------------------------------------------
                                                          Six Months                   March 30,
                                                               Ended     Year Ended   2000(a) to
                                                      April 30, 2002    October 31,  October 31,
                                                         (unaudited)           2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............         $  3.77        $   7.77     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment loss(b) ............................            (.05)           (.17)        (.13)
Net realized and unrealized loss on investment and
  foreign currency transactions ...................            (.35)          (3.83)       (2.10)
                                                      ------------------------------------------
Net decrease in net asset value from operations ...            (.40)          (4.00)       (2.23)
                                                      ------------------------------------------
Net asset value, end of period ....................         $  3.37        $   3.77     $   7.77
                                                      ==========================================
Total Return
Total investment return based on net asset value(c)          (10.61)%        (51.48)%     (22.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........         $91,071        $115,586     $300,814
Ratio to average net assets of:
  Expenses, excluding interest expense on short
    sales borrowings ..............................            2.57%(d)        3.72%        2.99%(d)
  Expenses, including interest expense on short
    sales borrowings ..............................            2.57%(d)        3.96%        3.02%(d)
  Net investment loss .............................           (2.42)%(d)      (3.24)%      (2.47)%(d)
Portfolio turnover rate ...........................              30%             70%          55%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                                      ------------------------------------------
                                                                        Class C
                                                      ------------------------------------------
                                                          Six Months                   March 30,
                                                               Ended     Year Ended   2000(a) to
                                                      April 30, 2002    October 31,  October 31,
                                                         (unaudited)           2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............          $  3.77        $  7.76     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment loss(b) ............................             (.05)          (.17)        (.13)
Net realized and unrealized loss on investment and
  foreign currency transactions ...................             (.36)         (3.82)       (2.11)
                                                      ------------------------------------------
Net decrease in net asset value from operations ...             (.41)         (3.99)       (2.24)
                                                      ------------------------------------------
Net asset value, end of period ....................          $  3.36        $  3.77     $   7.76
                                                      ==========================================
Total Return
Total investment return based on net asset value(c)           (10.88)%       (51.42)%     (22.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........          $52,619        $68,560     $187,782
Ratio to average net assets of:
  Expenses, excluding interest expense on short
    sales borrowings ..............................             2.57%(d)       3.73%        2.99%(d)
  Expenses, including interest expense on short
    sales borrowings ..............................             2.57%(d)       3.97%        3.03%(d)
  Net investment loss .............................            (2.42)%(d)     (3.25)%      (2.47)%(d)
Portfolio turnover rate ...........................               30%            70%          55%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

initial public offering (IPO)

A sale of securities by a previously private company to the general public.

leverage

The degree to which an investor is using borrowed money.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISTPSR0402